UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): October 2, 2014

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)


          Nevada                     000-29649               91-1922863
--------------------------       -----------------       -----------------
(State or other jurisdiction     (Commission File No.)      (IRS Employer
    of incorporation)                                      Identification No.)

                              615 Discovery Street
                       Victoria, British Columbia V8T 5G4
                -------------------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (250) 477-9969


                                       N/A
                          ----------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Securities Holders.

     The annual meeting of Flexible Solutions' shareholders was held on October 2, 2014. At the meeting the following persons were elected as directors for the upcoming year:

                Name                  Votes For       Votes Withheld

            Daniel O'Brien            6,386,900            nil
            Dr. Robert O'Brien        6,386,900            nil
            John H. Bientes           6,386,900            nil
            Dale Friend               6,386,900            nil
            Robert Helina             6,386,900            nil
            Thomas Fyles              6,386,900            nil


     At the meeting the following proposals were ratified by the shareholders:

     (1) to approve the adoption of the Company's Non-Qualified Stock Option Plan which provides that up to 1,500,000 shares of common stock can be issued upon the exercise of options granted pursuant to the Non-Qualified Stock Option Plan;

     (2) to approve on an advisory basis, the compensation of the Company's executive officers.

     (3) to approve the appointment of Meyers, Norris, Penny, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014;

      The following is a tabulation of votes cast with respect to these proposals:

                                Votes
                  -----------------------------               Broker
    Proposal      For        Against    Abstain             Non-Votes
    --------      ---        -------    -------             ---------

      1.        6,386,900        0          0                    --

      2.        6,386,900        0          0                    --

      3.        6,386,900        0          0                    --


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 3, 2014

                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.



                                 By:/s/ Daniel B. O'Brien
                                    --------------------------------------
                                    Daniel B. O'Brien, President and Chief
                                    Executive Officer















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